UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2018 (November 14, 2018)

WESTINGHOUSE AIR BRAKE
TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or other Jurisdiction
of Incorporation)

033-90866	25-1615902
(Commission File No.)	(I.R.S. Employer Identification No.)
1001 Air Brake Avenue Wilmerding, Pennsylvania	15148
(Address of Principal Executive Offices)	(Zip Code)

(412) 825-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

As previously announced, on May 20, 2018, Westinghouse Air Brake Technologies Corporation (“Wabtec”) entered into an Agreement and Plan of Merger with General Electric Company (“GE”), Transportation Systems Holdings Inc., a Delaware corporation (“SpinCo”), which is a wholly owned subsidiary of GE, and Wabtec US Rail Holdings, Inc., a Delaware corporation (“Merger Sub”), which is a wholly owned subsidiary of Wabtec, pursuant to which Wabtec will combine with GE’s transportation business (collectively, “GE Transportation”), through the merger (the “Merger”) of Merger Sub into SpinCo. The Merger will be preceded by a direct sale of certain assets of GE Transportation from GE to Wabtec US Rail, Inc. (the “Direct Sale Purchaser”) for $2.9 billion. The Direct Sale Purchaser will also assume certain liabilities of GE Transportation.

On November 14, 2018, Wabtec held its special meeting of stockholders (the “special meeting”) to vote on the following items of business relating to the proposed combination with GE Transportation, each of which is described in more detail in the definitive proxy statement filed by Wabtec with the Securities and Exchange Commission (the “SEC”) on October 12, 2018. At the special meeting, Wabtec stockholders:

1.	approved the issuance of shares of Wabtec common stock in the Merger (the “Share Issuance”);

2.
approved an amendment to Wabtec’s Restated Certificate of Incorporation dated January 30, 1995, as amended December 31, 2003 and May 14, 2013, to increase the number of authorized shares of common stock from 200 million to 500 million (the “Wabtec Charter Amendment”); and

3.
approved the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the Share Issuance and the Wabtec Charter Amendment.

The results for each matter voted on by Wabtec stockholders at the special meeting were as follows:

Proposal 1. Approval of the Share Issuance:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
82,387,643	628,189	66,363	N/A

Proposal 2. Approval of the Wabtec Charter Amendment:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
82,329,390	680,869	71,936	N/A

Proposal 3. Approval of the adjournment or postponement of the special meeting, if necessary or appropriate:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
73,625,682	9,341,237	115,276	N/A

Adjournment of the special meeting was not necessary because there were sufficient votes at the time of the special meeting to approve the Share Issuance and the Wabtec Charter Amendment.

Item 8.01.          Other Events.

On November 14, 2018, Wabtec issued a press release announcing stockholder approval of the foregoing matters at the special meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction between GE and Wabtec, SpinCo has filed with the SEC a registration statement on Form 10 and Wabtec has filed with the SEC a registration statement on Form S-4. If the transaction is effected via an exchange offer, GE will file with the SEC a Schedule TO with respect thereto and a registration statement on Form S-4/S-1 containing a prospectus. This communication is not a substitute for any registration statement, prospectus or other documents GE, Wabtec and/or SpinCo may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, AND OTHER DOCUMENTS FILED BY GE, WABTEC OR SPINCO WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these materials and other documents filed with the SEC by GE, Wabtec and/or SpinCo through the website maintained by the SEC at www.sec.gov. Investors and security holders will also be able to obtain free copies of the documents filed by GE, Wabtec and/or SpinCo with the SEC from the respective companies by directing a written request to GE and/or SpinCo at General Electric Company, 41 Farnsworth Street, Boston, Massachusetts 02210 or by calling 617-443-3400, or to Wabtec at Wabtec Corporation, 1001 Air Brake Avenue, Wilmerding, PA 15148 or by calling 412-825-1543.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Caution Concerning Forward-Looking Statements

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction between GE and Wabtec. All statements, other than historical facts, including statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction, including future financial and operating results, the tax consequences of the proposed transaction, and the combined company’s plans, objectives, expectations and intentions; legal, economic and regulatory conditions; and any assumptions underlying any of the foregoing, are forward-looking statements.

Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the transaction, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction, may require conditions, limitations or restrictions in connection with such approvals or that the required approval by the shareholders of Wabtec may not be obtained; (2) the risk that the proposed transaction may not be completed on the terms or in the time frame expected by GE or Wabtec, or at all; (3) unexpected costs, charges or expenses resulting from the proposed transaction; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; (5) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction or integrating the businesses of GE, Wabtec and SpinCo; (6) the ability of the combined company to implement its business strategy; (7) difficulties and delays in achieving revenue and cost synergies of the combined company; (8) inability to retain and hire key personnel; (9) the occurrence of any event that could give rise to termination of the proposed transaction; (10) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (11) evolving legal, regulatory and tax regimes; (12) changes in general economic and/or industry specific conditions; (13) actions by third parties, including government agencies; and (14) other risk factors as detailed from time to time in GE’s and Wabtec’s respective reports filed with the SEC, including GE’s and Wabtec’s annual reports on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this communication. Neither GE nor Wabtec undertakes any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Wabtec Press Release dated November 14, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Wabtec has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

By:	/s/ Patrick D. Dugan
Patrick D. Dugan
Executive Vice President and Chief Financial Officer
Date: November 14, 2018